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                                CERTIFICATIONS
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant: Strong High-Yield Municipal Bond Fund, Inc.

Each of the undersigned, the principal executive officer and treasurer of the above named Registrant, hereby certify to the best of his knowledge and belief that:

    1. The Registrant's periodic report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the issuer.

                                                     /s/ Richard S. Strong
                                              By  -----------------------------
                                                        Richard S. Strong
                                                   Principal Executive Officer

Date: June 24, 2003
      -------------
                                                     /s/ John W. Widmer
                                              By  -----------------------------
                                                         John W. Widmer
                                                            Treasurer

Date: June 24, 2003
      -------------

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.